UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2026

Super League Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Colorado Avenue, Suite 100E
Santa Monica, California 90404
(Address of principal executive offices)

(213) 421-1920
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLE	Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 to this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2026 (the “Effective Date”), Super League Enterprise, Inc. (the “Company”) filed a Certificate of Cancellation of Designation with the Secretary of State of the State of Delaware to terminate the designations of each of its Series AA-2 Preferred Stock, Series AA-3 Preferred Stock, Series AA-4 Preferred Stock, Series AA-5 Preferred Stock, Series AAA Preferred Stock, Series AAA Junior Convertible Preferred Stock, Series AAA-2 Junior Convertible Preferred Stock, Series AAA-3 Junior Convertible Preferred Stock, and Series AAA-4 Convertible Junior Preferred Stock (collectively, the “Certificates of Cancellation”).

The filing of the Certificates of Cancellation was approved by the Company’s Board of Directors, and there were no shares of Series AA-2 Preferred Stock, Series AA-3 Preferred Stock, Series AA-4 Preferred Stock, Series AA-5 Preferred Stock, Series AAA Preferred Stock, Series AAA Junior Convertible Preferred Stock, Series AAA-2 Junior Convertible Preferred Stock, Series AAA-3 Junior Convertible Preferred Stock, or Series AAA-4 Junior Convertible Preferred Stock outstanding on the Effective Date.

A copy of the Certificates of Cancellation are attached hereto as Exhibit 3.1, Exhibit 3.2, Exhibit 3.3, Exhibit 3.4, Exhibit 3.5, Exhibit 3.6, Exhibit 3.7, Exhibit 3.8 and Exhibit 3.9 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Cancellation of Designation of Series AA-2 Preferred Stock
3.2	Certificate of Cancellation of Designation of Series AA-3 Preferred Stock
3.3	Certificate of Cancellation of Designation of Series AA-4 Preferred Stock
3.4	Certificate of Cancellation of Designation of Series AA-5 Preferred Stock
3.5	Certificate of Cancellation of Designation of Series AAA Preferred Stock
3.6	Certificate of Cancellation of Designation of Series AAA Junior Convertible Preferred Stock
3.7	Certificate of Cancellation of Designation of Series AAA-2 Junior Convertible Preferred Stock
3.8	Certificate of Cancellation of Designation of Series AAA-3 Junior Convertible Preferred Stock
3.9	Certificate of Cancellation of Designation of Series AAA-4 Junior Convertible Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Enterprise, Inc.

Date: January 28, 2026	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer